Exhibit 10.1

EXECUTION COPY

AMENDMENT NO. 18

Dated as of July 28, 2010

to

CREDIT AGREEMENT

Dated as of August 17, 2007

THIS AMENDMENT NO. 18 (“Amendment”) is made as of July 28, 2010 by and among YRC Worldwide Inc. (the “Company”), the Canadian Borrower and the UK Borrower (together with the Company, the “Borrowers”), the financial institutions listed on the signature pages hereof and JPMorgan Chase Bank, National Association, as Administrative Agent (the “Administrative Agent”), under that certain Credit Agreement dated as of August 17, 2007 by and among the Borrowers from time to time party thereto, the Lenders and the Administrative Agent (as amended, amended and restated, restated, supplemented or otherwise modified from time to time, the “Credit Agreement”). Capitalized terms used herein and not otherwise defined herein shall have the respective meanings given to them in the Credit Agreement.

WHEREAS, the Company has requested that the Lenders and the Administrative Agent agree to certain amendments to the Credit Agreement; and

WHEREAS, the Lenders party hereto and the Administrative Agent have agreed to such amendments on the terms and conditions set forth herein;

NOW, THEREFORE, in consideration of the premises set forth above, the terms and conditions contained herein, and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Borrowers, the Lenders party hereto and the Administrative Agent have agreed to enter into this Amendment.

1.        Amendments to Credit Agreement. Effective as of the date of satisfaction or waiver of the conditions precedent set forth in Section 2 below (and, with respect to the amendment set forth in Section 1(d) below, the additional condition precedent set forth in Section 3 below), the Credit Agreement is hereby amended as follows:

(a)        Section 1.01 of the Credit Agreement is hereby amended to insert the following new definitions therein in the appropriate alphabetical order as follows:

“Amendment No. 18” means Amendment No. 18 to this Agreement, dated as of July 28, 2010, by and among the Borrowers, the Lenders party thereto and the Administrative Agent.

“Amendment No. 18 Effective Date” means July 28, 2010.

“Designated Date” means the date on or after the Amendment No. 18 Effective Date on which the Company or its appropriate Subsidiaries have publicly announced, or publicly sought any required employee approval of, an arrangement with its employees to reduce its operating costs.

“New Revolver Reserve Incremental Amount” means the amount by which the New Revolver Reserve Amount increases by operation of Section 2.12 on or after the Amendment No. 18 Effective Date until the Specified Pension Amendment Date.

“Permitted Disposition Deposit Amount” means, as of any date of determination, the amount on deposit in the Permitted Disposition Escrow Account.

“Permitted Disposition Escrow Account” means an account established and maintained with the Escrow Agent under (and as defined in) the applicable Escrow Account Agreement (for purposes of holding the Net Cash Proceeds of the Permitted Disposition contemplated by the Project Delta Purchase Agreement) and subject to the terms and conditions of such Escrow Account Agreement by and among the Company, the Administrative Agent and JPMorgan Chase Bank, National Association, as Escrow Agent thereunder, all in form and substance reasonably satisfactory to the Administrative Agent as the same may be amended, amended and restated, restated, supplemented or otherwise modified from time to time.

“Permitted Disposition Escrow Release Date” means the earlier to occur of (i) the Specified Pension Amendment Date, (ii) August 13, 2010 (provided that such date shall be automatically extended to August 27, 2010 if, prior to August 13, 2010, the Company has received approval from the “Supermajority Funds” (as defined in the Specified Pension Fund Deferral Transaction Documents) in respect of the amendment to the Specified Pension Fund Deferral Transaction Documents contemplated by the definition of “Specified Pension Amendment Date” herein) and (iii) the occurrence, on or after the Amendment No. 18 Effective Date, of an Event of Default which continues for five (5) Business Days after the earlier of the date on which the Administrative Agent or any Lender provides written notice thereof to the Company or the date on which a Financial Officer has actual knowledge of such occurrence.

“Project Delta Purchase Agreement” means that certain Equity Interest Purchase Agreement, dated as of June 25, 2010, by and among the Company, certain of its Subsidiaries and CEG Holdings, Inc. as in effect on the Amendment No. 18 Effective Date and without giving effect to any subsequent modifications thereto that would be materially adverse to the Lenders (it being understood and agreed that any reduction of the purchase price thereunder (whether individually or in the aggregate) in excess of $1,000,000 shall be deemed to be materially adverse to the Lenders).

“Specified Pension Amendment Date” means the date on which the Administrative Agent receives a duly executed and effective amendment to the applicable Specified Pension Fund Deferral Transaction Documents which amendment permits the applicability and effectiveness of all modifications, amendments, alterations or supplements to this Agreement which are set forth in Amendment No. 18 (without requiring any incremental or accelerated payment (whether of principal, interest or a fee) by the Company or any of its Subsidiaries to the Pension Fund Entities party to any Specified Pension Fund Deferral Transaction Document in respect of the Specified Pension Fund Obligations as a result of such modifications, amendments, alterations or supplements to this Agreement as set forth Amendment No. 18), all in form and substance reasonably satisfactory to the Administrative Agent.

“Specified SLB Deposit Amount” means, as of any date of determination, the amount on deposit in the Specified SLB Escrow Account.

“Specified SLB Escrow Account” means an account established and maintained with the Escrow Agent under (and as defined in) the applicable Escrow Account Agreement (for purposes of holding the Specified SLB Proceeds) and subject to the terms and conditions of such Escrow Account Agreement by and among the Company, the Administrative Agent and JPMorgan Chase Bank, National Association, as Escrow Agent thereunder, all in form and substance reasonably satisfactory to the Administrative Agent as the same may be amended, amended and restated, restated, supplemented or otherwise modified from time to time.

“Specified SLB Escrow Release Date” means the earlier to occur of (i) the Designated Date, (ii) October 20, 2010 and (iii) the occurrence, on or after the Amendment No. 18 Effective Date, of an Event of Default which continues for five (5) Business Days after the earlier of the date on which the Administrative Agent or any Lender provides written notice thereof to the Company or the date on which a Financial Officer has actual knowledge of such occurrence.

“Specified SLB Proceeds” has the meaning assigned to such term in Section 2.12(e).

(b)        The definition of “Available Cash” appearing in Section 1.01 of the Credit Agreement is hereby amended to insert the following proviso at the end thereof:

            ; provided that, for the avoidance of doubt, neither the Permitted Disposition Deposit Amount nor the Specified SLB Deposit Amount shall be counted as (or deemed to be) Available Cash pursuant to this definition

(c)        The definition of “Consolidated EBITDA” appearing in Section 1.01 of the Credit Agreement is hereby amended to restate clause (m) thereof as follows:

(m) charges, expenses and losses incurred with any Permitted Disposition or discontinued operations,

(d)        The definition of “Liquidity Amount” appearing in Section 1.01 of the Credit Agreement is hereby amended to delete the reference to “minus (g) the 5% CoCo Deposit Amount minus (h) the Equity Proceeds Deposit Amount” appearing therein and to replace therefor a reference to “minus (g) the 5% CoCo Deposit Amount minus (h) the Equity Proceeds Deposit Amount minus (i) the Permitted Disposition Deposit Amount minus (j) the Specified SLB Deposit Amount”.

(e)        The definition of “Prepayment Event” appearing in Section 1.01 of the Credit Agreement is hereby amended to delete the reference to “any Non-Real Estate Asset Sale the Net Cash Proceeds of which” appearing in clause (b) therein and to replace therefor a reference to “any Non-Real Estate Asset Sale (for the avoidance of doubt, other than the Permitted Disposition) the Net Cash Proceeds of which”

(f)        The definition of “Subsidiary” appearing in Section 1.01 of the Credit Agreement is hereby amended to insert the following proviso at the end thereof:

            ; provided, further, that, subject to the next succeeding proviso, upon the “Closing” (as defined in the Project Delta Purchase Agreement) each of YRC Logistics, Inc. (Delaware), MIQ Distribution, LLC (Delaware), Globe.com Lines, Inc. (Delaware), YRC Logistics Inc., S.R.L. (Peru), YRC Logistics Inc., S.R.L. (Argentina), YRC Logistics Inc. Ltda. (Colombia), YRC Logistics, Inc. Limitada (Chile), YGPS (EU) Limited (UK), YRC Logistics B.V. (Netherlands), YRC Logistics (Thailand) Co., Ltd (Thailand), YRC Logistics Hong Kong Limited (Hong Kong), YRC Logistics India Private Limited (India), YRC Logistics Japan Limited (Japan), YRC Logistics Korea Limited (Korea), YRC Logistics Malaysia Sdn Bhd (Malaysia), YRC Logistics Philippines, Inc. (Philippines), YRC Logistics Singapore Pte Ltd.

(Singapore), YRC Logistics Taiwan Limited (Taiwan), YRC Logistics Vietnam Limited (British Virgin Islands), YRC Logistics Services Inc. (Quebec), YRC Logistics Supply Chain Solutions Inc. (Ontario), USF Logistics Services (Puerto Rico), Inc. (Delaware), USF Logistics (Mexico), Inc. (Delaware), YRC Logistics Limited (UK), YRC Logistics Global, LLC (Delaware), YRC Logistics, S. de R.L. de C.V. (Mexico), Meridian IQ Servicios, S. de R.L. de C.V. (Mexico), Meridian IQ Leasing, S. de R.L. de C.V. (Mexico), and YRC Logistics Vietnam Limited (Vietnam) (the “Affected Subsidiaries”) shall be excluded from the definition of “Subsidiary” hereunder; provided, however, that any such Affected Subsidiary shall cease to be excluded from the definition of “Subsidiary” hereunder on the first anniversary of the “Closing” (as defined in the Project Delta Purchase Agreement) unless on or prior to such first anniversary the Company shall have received the “Delayed Payment Amount” (as defined in the Project Delta Purchase Agreement) in respect of such Affected Subsidiary in accordance with the terms of the Project Delta Purchase Agreement

(g)        The definition of “US Tranche Revolving Commitment” appearing in Section 1.01 of the Credit Agreement is hereby amended to delete the reference to “Sections 2.09, 2.12 and 2.19(f)” appearing therein and to replace therefor a reference to “Sections 2.01(h), 2.09, 2.12 and 2.19(f)”.

(h)        Section 1.01 of the Credit Agreement is hereby amended to delete the definition of “Specified Pension Fund Deferral Transaction Documents Amendment Date” therefrom.

(i)        Section 1.04 of the Credit Agreement is hereby amended to insert the following sentence at the end thereof:

Notwithstanding any other provision contained herein, all terms of an accounting or financial nature used herein shall be construed, and all computations of amounts and ratios referred to herein shall be made, without giving effect to any election under Accounting Standards Codification 825-10-25 (previously referred to as Statement of Financial Accounting Standards 159) (or any other Accounting Standards Codification or Financial Accounting Standard having a similar result or effect) to value any Indebtedness or other liabilities of the Borrower or any Subsidiary at “fair value”, as defined therein.

(j)        Section 2.01 of the Credit Agreement is hereby amended to insert a new clause () therein immediately following clause (g) thereof as follows:

(h) As of the Specified Pension Amendment Date, $150,000,000 of the outstanding US Tranche Revolving Loans (which are not New Block Loans or Existing Block Loans (Performance) or Permitted Interim Loans) on such date will be converted (on a ratable basis with respect to each US Tranche Lender having a US Tranche Revolving Commitment on such date) to US Tranche Term Loans and the corresponding US Tranche Revolving Commitments (which are not part of the New Revolver Reserve Amount, the Existing Revolver Reserve Amount (Performance) or the Existing Revolver Reserve Amount (Payroll)) will be terminated and all such converted US Tranche Term Loans shall be Term Loans for all purposes under this Agreement on and after the Specified Pension Amendment Date. For the avoidance of doubt, amounts prepaid or repaid in respect of Term Loans may not be reborrowed and, as of the Specified Pension Amendment Date, there will be no US Tranche Term Loan Commitments and no requirements to otherwise fund any Term Loans. To the extent that any US Tranche Term Loan shall bear interest at a rate determined by reference to the LIBO Rate as of the Specified Pension Amendment Date, the Interest Period in respect of such US Tranche Term Loan shall be deemed to terminate as of the Specified Pension Amendment Date, subject to the Company’s obligations under Section 2.17, and all such US Tranche Term Loans and all such converted US Tranche Term Loans shall be ABR Loans as of the Specified Pension Amendment Date.

(k)        Section 2.06(b) of the Credit Agreement is hereby amended to restate the last sentence thereof in its entirety as follows:

A Letter of Credit shall be issued, amended, renewed or extended only if (and upon issuance, amendment, renewal or extension of each Letter of Credit the Company shall be deemed to represent and warrant that), after giving effect to such issuance, amendment, renewal or extension (i) the US Dollar Equivalent of the LC Exposure shall not exceed $550,000,000 (ii) the US Tranche Revolving Exposure shall not exceed the total US Tranche Revolving Commitments, (iii) the Canadian Tranche Exposure shall not exceed the total Canadian Tranche Commitments, (iv) the UK Tranche Exposure shall not exceed the total UK Tranche Commitments and (v) the US Dollar Equivalent of the Alternative Currency LC Exposure shall not exceed $25,000,000.

(l)        Section 2.09 of the Credit Agreement is hereby amended to insert a new clause (e) therein immediately following clause (d) thereof as follows:

(e) Upon the occurrence of the Specified Pension Amendment Date, the New Revolver Reserve Amount shall be immediately and permanently reduced by an amount equal to the New Revolver Reserve Incremental Amount.

(m)        Section 2.12(e) of the Credit Agreement is hereby restated in its entirety as follows:

(e) On and after the Amendment No. 18 Effective Date, in the event and on each occasion that any Net Cash Proceeds are received by or on behalf of the Company or any of its Domestic Subsidiaries in respect of any Prepayment Event, the Company shall, within three (3) Business Days after receipt of such Net Cash Proceeds, subject to the terms and conditions of Sections 2.12(f), (i) and (l), as applicable, prepay the Obligations in the following order in an aggregate amount equal to the Applicable Prepayment Percentage of such Net Cash Proceeds (in each case, without a permanent commitment reduction unless expressly stated below):

(A) prior to the Specified Pension Amendment Date:

(i) first, prepay Permitted Interim Loans which are outstanding, if any,

(ii) second, prepay New Block Loans (or cash collateralize Letters of Credit issued in respect of the New Revolver Reserve Amount) which are outstanding, if any,

(iii) third, prepay Existing Block Loans (Performance) (or cash collateralize Letters of Credit issued in respect of the Existing Revolver Reserve Amount (Performance)) which are outstanding, if any (with a concurrent permanent reduction of the Existing Revolver Reserve Amount (Performance), and the New Revolver Reserve Amount shall be increased by the amount of such prepayment (or cash collateralization) at such time), and

(iv) fourth, prepay Revolving Loans which are not New Block Loans or Existing Block Loans (Performance) or Permitted Interim Loans (or cash collateralize

Letters of Credit which were not issued in respect of the New Revolver Reserve Amount or in respect of the Existing Revolver Reserve Amount (Performance)) which are outstanding, if any (with the amount of Revolving Commitments available under such unblocked portion of the facility being decreased and the New Revolver Reserve Amount being increased in like amount); or

(B) on and after the Specified Pension Amendment Date:

(i) first, prepay New Block Loans (or cash collateralize Letters of Credit issued in respect of the New Revolver Reserve Amount) which are outstanding, if any (with a concurrent permanent reduction of the New Revolver Reserve Amount in like amount at such time),

(ii) second, prepay Existing Block Loans (Performance) (or cash collateralize Letters of Credit issued in respect of the Existing Revolver Reserve Amount (Performance)) which are outstanding, if any (with a concurrent permanent reduction of the Existing Revolver Reserve Amount (Performance) in like amount at such time),

(iii) third, prepay (x) Revolving Loans which are not New Block Loans or Existing Block Loans (Performance) or Permitted Interim Loans (or cash collateralize Letters of Credit which were not issued in respect of the New Revolver Reserve Amount or in respect of the Existing Revolver Reserve Amount (Performance)) which are outstanding, if any (with the amount of Revolving Commitments available under such unblocked portion of the facility being permanently reduced in like amount) and (y) Term Loans, ratably, and

(iv) fourth, prepay Permitted Interim Loans which are outstanding, if any;

provided, that if any Specified SLB Proceeds are received on and after the Specified Pension Amendment Date and prior to the Designated Date, such Specified SLB Proceeds shall be treated as follows:

(1) 25% thereof will be deemed to be a portion of the “Applicable Prepayment Percentage” of such Net Cash Proceeds and shall be applied within three (3) Business Days after receipt thereof to prepay the Obligations as set forth in clause (B) above;

(2) 25% thereof will be deemed to be a portion of the “Applicable Company Percentage” of such Net Cash Proceeds and shall be applied within three (3) Business Days after receipt thereof as set forth in the paragraph immediately following the second proviso below; and

(3) 50% thereof shall, within three (3) Business Days after receipt thereof, be deposited into the Specified SLB Escrow Account until the Specified SLB Escrow Release Date and upon the occurrence of the Specified SLB Escrow Release Date, then (x) if the Specified SLB Escrow Release Date occurred by operation of clause (i) of the definition thereof, then all amounts on deposit in the Specified SLB Escrow Account shall be deemed to be a portion of the “Applicable Company Percentage” of such Net Cash Proceeds and be immediately released from the Specified SLB Escrow Account and applied to prepay (without a corresponding commitment reduction) Revolving Loans which are not New Block Loans or Existing Block Loans (Performance) or Permitted Interim Loans (or cash collateralize Letters of Credit which were not issued in respect of the New Revolver Reserve Amount or in respect of the Existing Revolver Reserve Amount (Performance)) which are outstanding at such time and the New Revolver Reserve Amount shall be immediately and permanently reduced in an amount equal to such Net Cash Proceeds released from the Specified SLB Escrow Account and (y) if the Specified SLB Escrow Release Date occurred by operation of clause (ii) or clause (iii) of the definition thereof, then all amounts on deposit in the Specified SLB Escrow Account shall be deemed to be a portion of the “Applicable Prepayment Percentage” of such Net Cash Proceeds and be immediately released from the Specified SLB Escrow Account and applied to prepay the Obligations as set forth in clause (B) above; and

provided, further, that if after the Specified Pension Amendment Date any Specified SLB Proceeds are received on and after the Designated Date, the Applicable Prepayment Percentage in respect thereof shall be deemed to be 25% (and solely in respect of such Specified SLB Proceeds, the Applicable Company Percentage in respect thereof shall be deemed to be 75%) and the New Revolver Reserve Amount shall be immediately and permanently reduced in an amount equal to 50% of such Specified SLB Proceeds upon the prepayment of the Obligations with such Net Cash Proceeds in accordance with this Section 2.12(e).

For the avoidance of doubt, the Applicable Company Percentage of such Net Cash Proceeds referred to in this clause (e) shall not be retained by the Company, but shall instead be used to prepay (without a corresponding commitment reduction) Revolving Loans which are not New Block Loans or Existing Block Loans (Performance) or Permitted Interim Loans (or cash collateralize Letters of Credit which were not issued in respect of the New Revolver Reserve Amount or in respect of the Existing Revolver Reserve Amount) which are outstanding at such time.

As used herein, “Specified SLB Proceeds” means the first $20,000,000 of such Net Cash Proceeds referred to in this clause (e) received on or after the Specified Pension Amendment Date in connection with any Real Estate Asset Sale pursuant to a Sale and Leaseback Transaction.

(n)        Section 2.12(f) of the Credit Agreement is hereby restated in its entirety as follows:

(f) The Company shall prepay the Obligations on the date that is three (3) Business Days after the earlier of (i) the date on which the Company’s annual audited financial statements for the immediately preceding fiscal year are delivered pursuant to Section 5.01 or (ii) the date on which such annual audited financial statements were required to be delivered pursuant to Section 5.01, in an amount equal to (w) 50% of the Company’s Excess Cash Flow for such immediately preceding fiscal year, minus (x) any voluntary prepayments of the Term Loans, the Revolving Loans and/or Swing line Loans (but only to the extent that, in the case of the Revolving Loans and the Swingline Loans, such prepayments were accompanied by a corresponding permanent reduction of the Revolving Commitments), minus (y) the 5% CoCo Deposit Amount as of the 5% CoCo Release Date but only to the extent that such amount increased Excess Cash Flow during such immediately preceding fiscal year, minus (z) the aggregate amount transferred or otherwise deposited into the Equity Proceeds Deposit Account from the period beginning on the Amendment No. 17 Effective Date and ending on the Equity Sweep Reversion Date but only to the extent that such amount increased Excess Cash Flow during such immediately preceding fiscal year (the “Cash Flow Repayment Amount”), with the first such prepayment pursuant to this Section 2.12(f) required to be made by the Company in 2010 in respect of the Company’s Excess Cash Flow for the fiscal year of the Company ending December 31, 2009. Any such prepayments of the Obligations required under this Section

2.12(f) shall be in an amount equal to the Cash Flow Repayment Amount and shall be applied in the following order:

(A) prior to the Specified Pension Amendment Date:

(i) first, prepay Permitted Interim Loans which are outstanding, if any,

(ii) second, prepay New Block Loans (or cash collateralize Letters of Credit issued in respect of the New Revolver Reserve Amount) which are outstanding, if any,

(iii) third, prepay Existing Block Loans (Performance) (or cash collateralize Letters of Credit issued in respect of the Existing Revolver Reserve Amount (Performance)) which are outstanding, if any (with a concurrent permanent reduction of the Existing Revolver Reserve Amount (Performance), and the New Revolver Reserve Amount shall be increased by the amount of such prepayment (or cash collateralization) at such time), and

(iv) fourth, prepay Revolving Loans which are not New Block Loans or Existing Block Loans (Performance) or Permitted Interim Loans (or cash collateralize Letters of Credit which were not issued in respect of the New Revolver Reserve Amount or in respect of the Existing Revolver Reserve Amount (Performance)) which are outstanding, if any (with the amount of Revolving Commitments available under such unblocked portion of the facility being decreased and the New Revolver Reserve Amount being increased in like amount); or

(B) on or after the Specified Pension Amendment Date:

(i) first, prepay New Block Loans (or cash collateralize Letters of Credit issued in respect of the New Revolver Reserve Amount) which are outstanding, if any (with a concurrent permanent reduction of the New Revolver Reserve Amount in like amount at such time),

(ii) second, prepay Existing Block Loans (Performance) (or cash collateralize Letters of Credit issued in respect of the Existing Revolver Reserve Amount (Performance)) which are outstanding, if any (with a concurrent permanent reduction of the Existing Revolver Reserve Amount (Performance) in like amount at such time),

(iii) third, prepay (x) Revolving Loans which are not New Block Loans, Existing Block Loans (Performance) or Permitted Interim Loans (or cash collateralize Letters of Credit which were not issued in respect of the New Revolver Reserve Amount or in respect of the Existing Revolver Reserve Amount (Performance)) which are outstanding, if any (with the amount of Revolving Commitments available under such unblocked portion of the facility being permanently reduced in like amount) and (y) Term Loans, ratably, and

(iv) fourth, prepay Permitted Interim Loans which are outstanding, if any.

(o)        Section 2.12(g) of the Credit Agreement is hereby amended to delete the reference to “Sections 2.12(f) or (i)” appearing therein and to replace therefor a reference to “Sections

2.12(e), (f) or (i)”.

(p)        Section 2.12(h) of the Credit Agreement is hereby amended to delete the references to “(minus the 5% CoCo Deposit Amount and minus the Equity Proceeds Deposit Amount)” appearing therein and to replace therefor in each case a reference to “(minus the 5% CoCo Deposit Amount, minus the Equity Proceeds Deposit Amount, minus the Permitted Disposition Deposit Amount and minus the Specified SLB Deposit Amount)”.

(q)        Section 2.12(i) of the Credit Agreement is hereby restated in its entirety as follows:

(i) Notwithstanding anything to the contrary set forth in this Section 2.12:

(A) upon the consummation of the Permitted Disposition contemplated by the Project Delta Purchase Agreement (including the sale of any assets expressly identified to be sold pursuant to the Project Delta Purchase Agreement but were not so sold to the buyer under the Project Delta Purchase Agreement) on or after the Amendment No. 18 Effective Date, the Net Cash Proceeds therefrom shall be applied as follows:

(i) if such consummation occurs prior to the Specified Pension Amendment Date and prior to August 13, 2010 (provided that such date shall be automatically extended to August 27, 2010 if, prior to August 13, 2010, the Company has received approval from the “Supermajority Funds” (as defined in the Specified Pension Fund Deferral Transaction Documents) in respect of the amendment to the Specified Pension Fund Deferral Transaction Documents contemplated by the definition of “Specified Pension Amendment Date” herein), such Net Cash Proceeds shall, within three (3) Business Days after receipt thereof, be deposited into the Permitted Disposition Escrow Account until the Permitted Disposition Escrow Release Date and, upon the occurrence of the Permitted Disposition Escrow Release Date, (x) if the Permitted Disposition Escrow Release Date occurred by operation of clause (i) of the definition thereof, then all amounts on deposit in the Permitted Disposition Escrow Account shall be immediately released from the Permitted Disposition Escrow Account and applied to prepay the Obligations as set forth in clause (b) below and (y) if the Permitted Disposition Escrow Release Date occurred by operation of clause (ii) or clause (iii) of the definition thereof, then all amounts on deposit in the Permitted Disposition Escrow Account shall be immediately released from the Permitted Disposition Escrow Account and applied to prepay the Obligations as set forth in clause (a) below; or

(ii) if such consummation occurs after the Specified Pension Amendment Date and prior to August 13, 2010 (provided that such date shall be automatically extended to August 27, 2010 if, prior to August 13, 2010, the Company has received approval from the “Supermajority Funds” (as defined in the Specified Pension Fund Deferral Transaction Documents) in respect of the amendment to the Specified Pension Fund Deferral Transaction Documents contemplated by the definition of “Specified Pension Amendment Date” herein), such Net Cash Proceeds shall, within three (3) Business Days after receipt thereof, be applied by the Company to prepay the Obligations as set forth in clause (b) below; or

(iii) if such consummation occurs prior to the Specified Pension Amendment Date and on or after August 13, 2010 (provided that such date shall be automatically extended to August 27, 2010 if, prior to August 13, 2010, the Company has received approval from the “Supermajority Funds” (as defined in the Specified Pension Fund Deferral Transaction Documents) in respect of the amendment to the Specified Pension Fund Deferral Transaction Documents contemplated by the definition of “Specified Pension Amendment Date” herein), such Net Cash Proceeds shall, within three (3) Business Days after receipt thereof, be applied by the Company to prepay the Obligations as set forth in clause (a) below;

(a) to make a prepayment in an amount equal to 100% of the Net Cash Proceeds therefrom, first to prepay the outstanding Permitted Interim Loans, if any, second, to prepay the outstanding Existing Block Loans (Performance), if any, and third to prepay Revolving Loans which are not New Block Loans or Existing Block Loans (Performance) or Permitted Interim Loans (or cash collateralize Letters of Credit which were not issued in respect of the New Revolver Reserve Amount or in respect of the Existing Revolver Reserve Amount (Performance)) which are outstanding, if any (with the amount of Revolving Commitments available under such unblocked portion of the facility being decreased in like amount), and the New Revolver Reserve Amount shall be increased by an amount equal to such prepayments at such time;

(b) to make a prepayment in an amount equal to 100% of the Net Cash Proceeds therefrom to prepay Revolving Loans outstanding which are not New Block Loans or Existing Block Loans (Performance) or Permitted Interim Loans (and the New Revolver Reserve Amount shall be concurrently permanently reduced in an amount equal to 50% of such Net Cash Proceeds); and

(B) upon the consummation of any Permitted Disposition (other than the Permitted Disposition described in the foregoing clause (A)) on or after the Amendment No. 18 Effective Date, the Company shall, within three (3) Business Days after receipt of such Net Cash Proceeds, prepay the Obligations as follows:

(i) if such consummation occurs prior to the Specified Pension Amendment Date, an amount equal to 100% of such Net Cash Proceeds, first to prepay the outstanding Permitted Interim Loans, if any, second, to prepay the outstanding Existing Block Loans (Performance), if any, and third to prepay Revolving Loans which are not New Block Loans or Existing Block Loans (Performance) or Permitted Interim Loans (or cash collateralize Letters of Credit which were not issued in respect of the New Revolver Reserve Amount or in respect of the Existing Revolver Reserve Amount (Performance)) which are outstanding, if any (with the amount of Revolving Commitments available under such unblocked portion of the facility being decreased in like amount), and the New Revolver Reserve Amount shall be increased by an amount equal to such prepayments at such time; or

(ii) if such consummation occurs on or after the Specified Pension Amendment Date, such Net Cash Proceeds will be applied pursuant to Section 2.12(e)(B) with the Applicable Prepayment Percentage in respect thereof being deemed to be 75% (and the Applicable Company Percentage in respect thereof being deemed to be 25%).

(r)        Section 2.12(k) of the Credit Agreement is hereby amended to delete the references to “(minus the 5% CoCo Deposit Amount and minus the Equity Proceeds Deposit Amount)”

appearing therein and to replace therefor in each case a reference to “(minus the 5% CoCo Deposit Amount, minus the Equity Proceeds Deposit Amount, minus the Permitted Disposition Deposit Amount and minus the Specified SLB Deposit Amount)”.

(s)        Section 2.19(f) of the Credit Agreement is hereby amended to delete the reference to “sixth, to prepay principal on the Permitted Interim Loans ratably, seventh, to pay interest then accrued and unpaid on New Block Loans, eighth, to prepay principal on New Block Loans (with concurrent reduction of the New Revolver Reserve Amount whether or not any such New Block Loans are outstanding at such time), ninth, to pay interest then accrued and unpaid on Existing Block Loans (Performance), tenth, to prepay principal on Existing Block Loans (Performance) (with concurrent reduction of the Existing Revolver Reserve Amount (Performance), whether or not any such Existing Block Loans (Performance) are outstanding at such time, but only to the extent that the amount of money to be applied to this clause tenth exceeds the amount by which the New Revolver Reserve Amount was reduced by application of such funds to the preceding clause eighth)” appearing therein and to replace therefor a reference to “sixth, to prepay principal on the Permitted Interim Loans ratably (on and after the Specified Pension Amendment Date, with a concurrent reduction of the Existing Revolver Reserve Amount (Payroll) in like amount), seventh, to pay interest then accrued and unpaid on New Block Loans, eighth, to prepay principal on New Block Loans (with concurrent reduction of the New Revolver Reserve Amount in like amount whether or not any such New Block Loans are outstanding at such time), ninth, to pay interest then accrued and unpaid on Existing Block Loans (Performance), tenth, to prepay principal on Existing Block Loans (Performance) (with concurrent reduction of the Existing Revolver Reserve Amount (Performance) in like amount, whether or not any such Existing Block Loans (Performance) are outstanding at such time, but only to the extent that the amount of money to be applied to this clause tenth exceeds the amount by which the New Revolver Reserve Amount was reduced by application of such funds to the preceding clause eighth)”.

(t)        Section 6.01(q) of the Credit Agreement is hereby amended to delete the reference to “such 5% Contingent Convertible Senior Notes on or before August 2, 2010” appearing therein and to replace therefor a reference to “such 5% Contingent Convertible Senior Notes which have been put to the Company or any of its Subsidiaries on or before August 15, 2010”.

(u)        Section 6.05(b) of the Credit Agreement is hereby amended to delete the reference to “February 10, 2010” appearing therein and to replace therefor a reference to “on or about July 26, 2010”.

(v)        Schedule 6.05A to the Credit Agreement is restated in its entirety as set forth on Annex A attached hereto.

2.        Conditions of Effectiveness. The effectiveness of this Amendment (other than Section 1(d) hereof) is subject to the conditions precedent that (a) the Administrative Agent shall have received (i) counterparts of this Amendment duly executed by the Borrowers, the Required Lenders and the Administrative Agent, (ii) the Consent and Reaffirmation attached hereto duly executed by the Subsidiary Guarantors, (iii) evidence reasonably satisfactory to the Administrative Agent that the Teamsters National Freight Industry Negotiating Committee of the International Brotherhood of Teamsters shall have confirmed that this Amendment is acceptable, and (iv) those documents and instruments as may be reasonably requested by the Administrative Agent and (b) the Company shall have paid all previously invoiced, reasonable, out-of-pocket expenses of the Administrative Agent (including, to the extent invoiced, reasonable attorneys’ fees and expenses) in connection with this Amendment and the other Loan Documents, in each case to the extent reimbursable under the terms of the Credit Agreement.

3.        Additional Conditions to Effectiveness. The effectiveness of Section 1(d) of this Amendment is subject to the conditions precedent that (a) all of the conditions precedent set forth in Section 2 shall have been satisfied or waived and (b) the Administrative Agent shall have received an amendment in respect of the Specified Pension Fund Deferral Transaction Documents in form and substance reasonably satisfactory to the Administrative Agent.

4.        Representations and Warranties of the Borrowers. Each Borrower hereby represents and warrants as follows as of the closing date of this Amendment:

(a)        This Amendment and the Credit Agreement, as amended hereby, constitute legal, valid and binding obligations of such Borrower and are enforceable against such Borrower in accordance with their terms, subject to applicable bankruptcy, insolvency, reorganization, moratorium or other laws affecting creditors’ rights generally and subject to general principles of equity, regardless of whether considered in a proceeding in equity or at law.

(b)        As of the date hereof after giving effect to the terms of this Amendment, (i) no Default shall have occurred and be continuing and (ii) the representations and warranties of the Borrowers set forth in the Credit Agreement, as amended hereby, are true and correct in all material respects on and as of the date hereof, except to the extent any such representation or warranty is stated to relate solely to an earlier date, in which case such representation or warranty shall have been true and correct in all material respects on and as of such earlier date.

5.        Reference to and Effect on the Credit Agreement.

(a)        Upon the effectiveness hereof, each reference to the Credit Agreement in the Credit Agreement or any other Loan Document shall mean and be a reference to the Credit Agreement as amended hereby.

(b)        Except as specifically amended above, the Credit Agreement and all other documents, instruments and agreements executed and/or delivered in connection therewith shall remain in full force and effect and are hereby ratified and confirmed.

(c)        The execution, delivery and effectiveness of this Amendment shall not operate as a waiver of any right, power or remedy of the Administrative Agent or the Lenders, nor constitute a waiver of any provision of the Credit Agreement or any other documents, instruments and agreements executed and/or delivered in connection therewith.

6.        Perfection of Additional Collateral. The parties hereto acknowledge that perfection of the Collateral Agent’s Lien in certain Collateral is ongoing, but the Company and the Loan Parties continue to execute such documents, agreements and instruments in connection therewith in accordance with Section 5.10 of the Credit Agreement and the other Loan Documents. To the extent that any release of Collateral pursuant to the Permitted Disposition and/or any Real Estate Asset Sale pursuant to a Sale and Leaseback Transaction with respect to which the Company retains an incremental amount of the “Specified SLB Proceeds” (as defined in Credit Agreement, as amended by this Amendment), the Company agrees that any perfection of Liens described in the preceding sentence shall be considered to have occurred substantially contemporaneously with any release of Collateral pursuant to the Permitted Disposition and/or any such Real Estate Asset Sale.

7.        Release. In further consideration of the execution by the Administrative Agent and the Lenders of this Amendment, to the extent permitted by applicable law, the Company, on behalf of itself and each of its Subsidiaries, and all of the successors and assigns of each of the foregoing

(collectively, the “Releasors”), hereby completely, voluntarily, knowingly, and unconditionally releases and forever discharges the Collateral Agent, the Administrative Agent, each of the Lenders, each of their advisors, professionals and employees, each affiliate of the foregoing and all of their respective permitted successors and assigns (collectively, the “Releasees”), from any and all claims, actions, suits, and other liabilities, including, without limitation, any so-called “lender liability” claims or defenses (collectively, “Claims”), whether arising in law or in equity, which any of the Releasors ever had, now has or hereinafter can, shall or may have against any of the Releasees for, upon or by reason of any matter, cause or thing whatsoever from time to time occurred on or prior to the date hereof, in any way concerning, relating to, or arising from (i) any of the Transactions, (ii) the Secured Obligations, (iii) the Collateral, (iv) the Credit Agreement or any of the other Loan Documents, (v) the financial condition, business operations, business plans, prospects or creditworthiness of the Borrowers, and (vi) the negotiation, documentation and execution of this Amendment and any documents relating hereto except for Claims determined by a court of competent jurisdiction by final and nonappealable judgment to have resulted from the gross negligence, bad faith or willful misconduct of such Releasee (or any of its Related Parties). The Releasors hereby acknowledge that they have been advised by legal counsel of the meaning and consequences of this release.

8.        Governing Law. This Amendment shall be construed in accordance with and governed by the law of the State of New York.

9.        Headings. Section headings in this Amendment are included herein for convenience of reference only and shall not constitute a part of this Amendment for any other purpose.

10.        Counterparts. This Amendment may be executed by one or more of the parties hereto on any number of separate counterparts, and all of said counterparts taken together shall be deemed to constitute one and the same instrument. Signatures delivered by facsimile or PDF shall have the same force and effect as manual signatures delivered in person.

[Signature Pages Follow]

IN WITNESS WHEREOF, this Amendment has been duly executed as of the day and year first above written.

YRC WORLDWIDE INC., as the Company

By:
Name:
Title:

REIMER EXPRESS LINES LTD./REIMER EXPRESS LTEE, as a Canadian Borrower

By:
Name:
Title:

YRC LOGISTICS LIMITED, as a UK Borrower

By:
Name:
Title:

JPMORGAN CHASE BANK, NATIONAL ASSOCIATION, as Administrative Agent, as a US Tranche Lender and as US Tranche Swingline Lender

By:
Name:
Title:

JPMORGAN CHASE BANK, NATIONAL ASSOCIATION, TORONTO BRANCH, as Canadian Agent, as a Canadian Tranche Lender and as Canadian Tranche Swingline Lender

By:
Name:
Title:

Signature Page to Amendment No. 18

YRC Worldwide Inc. et al

Credit Agreement dated as of August 17, 2007

J.P. MORGAN EUROPE LIMITED, as UK Agent

By:
Name:
Title:

JPMORGAN CHASE BANK, NATIONAL ASSOCIATION, LONDON BRANCH, as a UK Tranche Lender and as UK Tranche Swingline Lender

By:
Name:
Title:

BANK OF AMERICA, N.A., as a Syndication Agent and as a US Tranche Lender

By:
Name:
Title:

BANK OF AMERICA, N.A. (CANADA BRANCH), as a Canadian Tranche Lender

By:
Name:
Title:

BANK OF AMERICA, N.A., as Successor by Merger to LASALLE BANK NATIONAL ASSOCIATION, as a US Tranche Lender

By:
Name:
Title:

Signature Page to Amendment No. 18

YRC Worldwide Inc. et al

Credit Agreement dated as of August 17, 2007

SUNTRUST BANK, as a Syndication Agent and as a US Tranche Lender

By:
Name:
Title:

US BANK NATIONAL ASSOCIATION, as a Documentation Agent, as a US Tranche Lender and as a Canadian Tranche Lender

By:
Name:
Title:

WACHOVIA BANK, NATIONAL ASSOCIATION, as a Documentation Agent, as a US Tranche Lender and as a UK Tranche Lender

By:
Name:
Title:

BANK OF TOKYO-MITSUBISHI UFJ, LTD, as a Documentation Agent and as a US Tranche Lender

By:
Name:
Title:

THE ROYAL BANK OF SCOTLAND plc, as a US Tranche Lender and as a UK Tranche Lender

By:
Name:
Title:

Signature Page to Amendment No. 18

YRC Worldwide Inc. et al

Credit Agreement dated as of August 17, 2007

BMO CAPITAL MARKETS FINANCING, INC., as a US Tranche Lender

By:
Name:
Title:

BANK OF MONTREAL, as a Canadian Tranche Lender

By:
Name:
Title:

SUMITOMO MITSUI BANKING CORPORATION, as a US Tranche Lender

By:
Name:
Title:

UMB BANK, n.a., as a US Tranche Lender

By:
Name:
Title:

TAIWAN BUSINESS BANK, as a US Tranche Lender

By:
Name:
Title:

Signature Page to Amendment No. 18

YRC Worldwide Inc. et al

Credit Agreement dated as of August 17, 2007

MEGA INTERNATIONAL COMMERCIAL BANK CO., LTD., NEW YORK BRANCH, as a US Tranche Lender

By:
Name:
Title:

TAIPEI FUBON COMMERCIAL BANK CO., LTD., as a US Tranche Lender

By:
Name:
Title:

HUA NAN COMMERCIAL BANK, LTD., LOS ANGELES BRANCH, as a US Tranche Lender

By:
Name:
Title:

HUA NAN COMMERCIAL BANK, LTD., NEW YORK AGENCY, as a US Tranche Lender

By:
Name:
Title:

BANK OF COMMUNICATIONS CO., LTD., NEW YORK BRANCH, as a US Tranche Lender

By:
Name:
Title:

Signature Page to Amendment No. 18

YRC Worldwide Inc. et al

Credit Agreement dated as of August 17, 2007

CHANG HWA COMMERCIAL BANK, LTD., NEW YORK BRANCH, as a US Tranche Lender

By:
Name:
Title:

FIRST COMMERCIAL BANK, LOS ANGELES BRANCH, as a US Tranche Lender

By:
Name:
Title:

GOLDMAN SACHS LENDING PARTNERS LLC, as a US Tranche Lender

By:
Name:
Title:

Signature Page to Amendment No. 18

YRC Worldwide Inc. et al

Credit Agreement dated as of August 17, 2007

ANNEX A

Schedule 6.05A

Identified Sale and Leaseback Transactions

Attached